Exhibit 99.1

EXECUTION COPY

NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of February 11, 2010, is by and among YRC Worldwide Inc., a Delaware corporation with its principal executive offices currently located at 10990 Roe Avenue, Overland Park, Kansas 66211 (the “Company”), the investors listed on the Schedule of Buyers attached as Annex I hereto (individually, a “Buyer,” and collectively, the “Buyers”), and the subsidiaries of the Company listed on the Schedule of Guarantors attached as Annex II hereto (individually, a “Guarantor,” and collectively, the “Guarantors”; the Guarantors and the Company are sometimes referred to herein collectively as the “Issuer Parties” and each, an “Issuer Party”). The Company, the Buyers and the Guarantors are sometimes referred to herein collectively as the “Parties” and each of them, individually, as a “Party.”

WHEREAS:

A. The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act.

B. The Company has authorized a new series of senior unsecured convertible notes of the Company titled 6% Convertible Senior Notes due 2014, in the form attached hereto as Exhibit A (each, a “Note,” and collectively, the “Notes”), which Notes shall be convertible into the Company’s common stock (“Common Stock”), having a par value of $1.00 per share as of the date of this Agreement, in accordance with the terms of the Notes and that certain indenture (as may be amended, modified or supplemented from time to time, the “Indenture”) to be entered into among the Company, the Guarantors and U.S. Bank National Association, as Trustee (the “Trustee”), in connection with the closing of the transactions contemplated by this Agreement, which Indenture shall be substantially in the form attached hereto as Exhibit B. All shares of Common Stock issuable pursuant to the conversion of the Notes, together with any other shares of Common Stock issuable pursuant to the Indenture and the Notes (including, without limitation, shares of Common Stock issuable in payment of any Restricted Interest, Make Whole Premium and Liquidated Damages, as applicable) are sometimes referred to herein collectively as the “Conversion Shares” and each, a “Conversion Share.” The Notes and the Conversion Shares are sometimes referred to herein collectively as the “Securities” and each, a “Security.”

C. Each Buyer wishes to purchase, and the Company wishes to sell, upon and subject to the terms and conditions set forth in this Agreement, the aggregate principal amount of the Notes set forth opposite such Buyer’s name in Columns (3) and (4) of the Schedule of Buyers (which aggregate principal amount for all Buyers shall be Seventy Million Dollars ($70,000,000)).

D. The purchase and sale of the Notes is structured to occur in two closings, subject to the conditions hereinafter set forth: (i) upon satisfaction of the applicable closing conditions provided herein (or waiver thereof, as provided herein), the Buyers initially will purchase an aggregate of Forty-Nine Million Eight Hundred Thousand ($49,800,000) in principal amount of the Notes (the “First Closing”), and (ii) upon satisfaction of the applicable closing conditions set forth herein (or waiver thereof, as provided herein), the Buyers will thereafter purchase an additional Twenty Million Two Hundred Thousand Dollars ($20,200,000) in aggregate principal amount of the Notes (the “Second Closing”), and all of the foregoing funds to purchase such Notes shall be placed in escrow immediately prior to the First Closing and shall remain in escrow pending consummation of the First Closing and/or the Second Closing. If the First Closing and/or the Second Closing shall not occur as a result of the termination of this Agreement, the appropriate amount of such funds shall be returned to the Buyers in accordance with the terms set forth herein. As used herein, the term “Closing” means, as the context in which such term is used shall require, the First Closing and/or the Second Closing.

E. Each Guarantor desires to fully and unconditionally guarantee the Notes on a senior, unsecured basis, pursuant to Article XI of the Indenture, as the purchase of the Notes by the Buyers will benefit the Company and Guarantors, both individually and as a whole. The guarantees to be entered into by the Guarantors pursuant to the Indenture are referred to herein as the “Guarantees.”

F. At least one Business Day prior to the First Closing Date (as defined herein), the Company, the Buyers and the Escrow Agent (as defined herein) will execute and deliver an escrow agreement, substantially in the form attached hereto as Exhibit C (the “Escrow Agreement”), which Escrow Agreement will govern, among other things, the deposit, investment and release of the funds escrowed by the Buyers with the Escrow Agent hereunder.

G. Contemporaneously with the execution and delivery of this Agreement, the Parties hereto will execute and deliver a Registration Rights Agreement, substantially in the form attached hereto as Exhibit D (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

H. This Agreement, the Notes, the Guarantees, the Indenture (and any supplemental indenture to be executed and delivered in connection with the Second Closing (as defined below)), the Registration Rights Agreement, the Escrow Agreement and each of the other agreements entered into by the Parties in connection with the transactions contemplated by this Agreement, as each of them may be amended, modified or supplemented from time to time, are sometimes referred to herein collectively as the “Transaction Documents” and each, a “Transaction Document.” Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Indenture.

NOW, THEREFORE, in consideration of the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

1.	PURCHASE AND SALE OF NOTES; ESCROW.

(a)	First Closing.

(i) Purchase and Sale of Notes at First Closing. Subject to the satisfaction (or waiver, as provided herein) of the conditions set forth in Sections 6 and 7 below, on the First Closing Date (as defined below), the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company, the principal amount of Notes as is set forth opposite such Buyer’s name in Column (3) of the Schedule of Buyers.

(ii) First Purchase Price. The aggregate purchase price for Notes to be purchased by each such Buyer at the First Closing (the “First Purchase Price”) shall be the amount set forth opposite each Buyer’s name in Column (3) of the Schedule of Buyers. Each Buyer shall pay One Thousand Dollars ($1,000) for each One Thousand Dollars ($1,000) of principal amount of Notes to be purchased by such Buyer at the First Closing. The First Purchase Price shall be reduced by (w) any fees payable to the Trustee, (x) any fees due to the Escrow Agent under the Escrow Agreement, (y) the Financial Advisor Fees (as defined in Section 3(g) hereof) and (z) the fees payable to Buyer Counsel under Section 5(g) hereof.

(iii) First Closing Date. The First Closing shall take place at the offices of Lowenstein Sandler PC (“Buyer Counsel”), 1251 Avenue of the Americas, New York, New York 10020, at 10:00 a.m., New York City time, on the second (2nd) Business Day after the Buyers have confirmed that all of the conditions set forth in Section 7, and the Company has confirmed that all of the conditions set forth in Section 6, have been satisfied (or waived, as provided herein), or on such other date or at such other time and place as is mutually agreed to by the Company and each Buyer. The time and date of the First Closing is referred to herein as the “First Closing Date.”

(iv) Form of Payment. On the First Closing Date, upon satisfaction (or waiver, as provided herein) of the conditions set forth in Sections 6 and 7 below, the Buyers shall instruct the Escrow Agent to release that portion of the Escrow Amount (as each such term is defined below) attributable to the First Closing in accordance with Section 5(d) hereof. Concurrently with receipt of such portion of the Escrow Amount, the Company shall deliver to each Buyer (or its custodian or prime broker, as directed) the Notes (allocated in the principal amounts as such Buyer shall request) which such Buyer is then purchasing at the First Closing, duly executed on behalf of the Company and the Guarantors and registered in the name of such Buyer.

(b)	Second Closing.

(i) Purchase and Sale of Notes at Second Closing. Subject to the satisfaction (or waiver, as provided herein) of the conditions set forth in Sections 6 and 8 below, on the Second Closing Date (as defined below), and provided that the First Closing shall have occurred within the timeframe specified in this Agreement, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company, the principal amount of Notes as is set forth opposite such Buyer’s name in Column (4) of the Schedule of Buyers.

(ii) Second Purchase Price. The aggregate purchase price for Notes to be purchased by each such Buyer at the Second Closing (the “Second Purchase Price”) shall be the amount set forth opposite each Buyer’s name in Column (4) of the Schedule of Buyers. Each Buyer shall pay One Thousand Dollars ($1,000) for each One Thousand Dollars ($1,000) of principal amount of Notes to be purchased by such Buyer at the Second Closing, provided, however, that the Issuer Parties and the Buyers agree that they shall enter into and deliver, and shall cause the Trustee to enter into and deliver, a supplemental indenture (the “Supplemental Indenture”) for the purpose of providing the Buyers with the same economic benefits under the Notes issued at the Second Closing as they would have received if they had purchased such Notes at the First Closing (by having interest on such Notes be deemed to accrue from the First Closing Date or such other arrangement as the Parties shall agree), in part recognizing that the full purchase price for such Notes is being deposited into escrow as of the Business Day immediately prior to the First Closing. The Second Purchase Price shall be reduced by the fees payable to Buyer Counsel under Section 5(g) hereof.

(iii) Second Closing Date. The Second Closing shall take place at the offices of Buyer Counsel as set forth in Section 1(a)(iii) on the second (2nd) Business Day after the Buyers have confirmed that all of the conditions set forth in Section 8, and the Company has confirmed that all of the conditions set forth in Sections 6(a), 6(b) and 6(c), have been satisfied (or waived, as provided herein), or on such other date or at such other time and place as is mutually agreed to by the Company and each Buyer (such date of the Second Closing, if any, the “Second Closing Date”). Each of the First Closing Date and the Second Closing Date is hereinafter referred to as the “Closing Date,” and references to the Closing Date shall refer to each or either of the First Closing Date and the Second Closing Date, as applicable, where the context so requires.

(iv) Form of Payment. On the Second Closing Date, upon satisfaction (or waiver, as provided herein) of the conditions set forth in Sections 6 and 8 below, the Buyers shall instruct the Escrow Agent to release that portion of the Escrow Amount attributable to the Second Closing in accordance with Section 5(e) hereof. Concurrently with receipt of such portion of the Escrow Amount, the Company shall deliver to each Buyer (or its custodian or prime broker, as directed) Notes (allocated in the principal amounts as such Buyer shall request) which such Buyer is then purchasing at the Second Closing, duly executed on behalf of the Company and the Guarantors and registered in the name of such Buyer.

(c)	Escrow.

(i) At least one Business Day prior to the First Closing Date, each Buyer shall promptly cause a wire transfer of immediately available funds (U.S. dollars) in an amount representing the total of the amounts set forth opposite each Buyer’s name in Columns (3) and (4) of the Schedule of Buyers, to be paid to an escrow account of Wells Fargo, National Association, in its capacity as escrow agent under the Escrow

Agreement (in such capacity, and including any successor escrow agent, the “Escrow Agent”). The aggregate amount to be held in escrow by the Escrow Agent is referred to herein as the “Escrow Amount”. The Escrow Agent shall hold the Escrow Amount in escrow in accordance with the terms of the Escrow Agreement.

(ii) With respect to each Closing, the Escrow Agent shall continue to hold the Escrow Amount in escrow in accordance with and subject to the Escrow Agreement, from the date of its receipt of the funds constituting the Escrow Amount until the earlier of: (x) the Closing Date to which such Escrow Amount applies, in which case, such Escrow Amount shall be distributed in accordance with Section 1(a) or Section 1(b), as the case may be; or (y) the Escrow Termination Date (as defined below), in which case any remaining Escrow Amount shall be returned to the Buyers in accordance with their written wire transfer instructions delivered to the Escrow Agent. In the case of the Escrow Termination Date, if the Escrow Agent has not received written wire transfer instructions from any Buyer before the 30th day after the Escrow Termination Date, then the Escrow Agent may, in its sole and absolute discretion, either (A) deposit that portion of the Escrow Amount to be returned to such Buyer in a court of competent jurisdiction on written notice to such Buyer and the Escrow Agent shall thereafter have no further liability with respect to such deposited funds, or (B) continue to hold such portion of the Escrow Amount pending receipt of written wire transfer instructions from such Buyer or an order from a court of competent jurisdiction, and in case of clauses (A) and (B), the fees and expenses of the Escrow Agent may be deducted from such portion of the Escrow Amount. The “Escrow Termination Date” shall be the date on which this Agreement terminates under Section 9 hereof, which shall include, for the avoidance of doubt, the date of any Bankruptcy Event (as defined in Section 9(d) hereof).

(d) Release of Escrow upon Closing. At the applicable Closing, the Buyers shall instruct the Escrow Agent to release that portion of the Escrow Amount attributable to such Closing in accordance with the following:

(i) in the case of the First Closing, if any, receipt of written instructions from the Buyers that the First Closing shall have been consummated, in which case, the Escrow Agent shall release to the Company that portion of the Escrow Amount constituting the aggregate “Purchase Price” as set forth opposite each Buyer’s name in Column (3) of the Schedule of Buyers less (w) any fees payable to the Trustee, (x) fees due to the Escrow Agent under the Escrow Agreement, (y) the Financial Advisor Fees (as defined in Section 3(g) hereof) and (z) the fees payable to Buyer Counsel under Section 5(g) hereof; and

(ii) in the case of the Second Closing, if any, receipt of written instructions from the Buyers that the Second Closing shall have been consummated, in which case, the Escrow Agent shall release that portion of the Escrow Amount constituting the aggregate “Purchase Price” as set forth opposite each Buyer’s name in Column (4) of the Schedule of Buyers plus any other remaining Escrow Property (as defined in the Escrow Agreement) less any fees payable to Buyer Counsel under Section 5(g) hereof.

2.	REPRESENTATIONS AND WARRANTIES OF THE BUYERS.

Each Buyer, severally and not jointly, represents and warrants to each of the Issuer Parties, solely with respect to and on behalf of itself, as of the date hereof and as of the applicable Closing Date, knowing and intending the Issuer Parties’ reliance hereon, that:

(a) No Public Sale or Distribution. Such Buyer is acquiring the Notes and, upon conversion of the Notes, will acquire the Conversion Shares issuable upon conversion thereof (as well as any other Conversion Shares), in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act, and such Buyer does not have a present arrangement or agreement to effect any distribution of the Securities to or through any person or entity; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum period of time or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement filed pursuant to or an exemption under the Securities Act.

(b) Accredited Investor Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(c) Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Issuer Parties are relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(d) Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and its Subsidiaries (as defined below) and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives, shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk and that it is able to afford a complete loss of such investment. Such Buyer has independently evaluated the merits of its decision to purchase the Securities pursuant to the Transaction Documents, and such Buyer confirms that it has not relied on the advice of any other Buyer’s business and/or legal counsel in making such decision. Such Buyer understands that nothing in this Agreement or any other materials presented by or on behalf of the Company or its Subsidiaries to the Buyer in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e) No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(f) Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, this Section 2(f); provided, that in order to make any sale, transfer or assignment of Securities, such Buyer and its pledgee makes such disposition in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(g) Legends. Such Buyer understands that the certificates or other instruments representing the Conversion Shares and, until such time as the resale of the Conversion Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares, except as set forth below, shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF

COUNSEL IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”) or, if the Company is unable to obtain DTC eligibility for such Securities, issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws: (i) such Securities are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel reasonably satisfactory to the Company, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act and that such legend is no longer required, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A. The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with such issuance.

(h) Validity; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer, enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i) No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the Registration Rights Agreement and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(j) Residency. Such Buyer is a resident of the jurisdiction specified immediately below its address in Column (2) of the Schedule of Buyers.

(k) Certain Trading Activities. Other than executing this Agreement, since the time that such Buyer executed and delivered a confidentiality agreement (and any extension thereof) with the Company with respect to the transactions contemplated hereby, neither the Buyer nor any “affiliate” (as defined in the Securities Act) of such Buyer which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Buyer’s investments or trading or information concerning such Buyer’s investments, including in respect of the Securities, and (z) is subject to such Buyer’s review or input concerning such affiliate’s investments or trading (collectively, “Trading Affiliates”) has, directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Buyer or Trading Affiliate, effected or agreed to effect any sales or purchases of the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company’s securities, but not including the location and/or reservation of borrowable shares of Common Stock). Notwithstanding the foregoing, in the case of a Buyer and/or Trading Affiliate that is, individually or collectively, a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Buyer’s or Trading Affiliate’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Buyer’s or Trading Affiliate’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio managers that have knowledge about the financing transaction contemplated by this Agreement. Notwithstanding the foregoing, no Buyer makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 5(i). For purposes of this clause (k), “Short Sales” include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers, but, with respect to clause (i) and (ii) above, not including the location and/or reservation of borrowable shares of Common Stock.

(l) General Solicitation. Such Buyer is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers, as of the date hereof and as of the applicable Closing Date, knowing and intending the Buyers’ reliance hereon, that:

(a) Organization and Qualification. Each of the Company and its “Subsidiaries” (which, for purposes of this Agreement, shall mean any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest such that such entity is consolidated with the Company’s results of operations for accounting purposes) are corporations or other legal entities duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated or formed, and have the requisite corporate or other organizational power and authorization to own their properties and to carry on their business as now being conducted, except, solely in the case of any Subsidiary of the Company that is not a Guarantor hereunder, to the extent that such non-Guarantor Subsidiary’s failure to be in good standing would not reasonably be expected to have a Material Adverse Effect. The Company has no Subsidiaries except as disclosed or described in the Recent SEC Documents (as defined in Section 3(k), below) or as set forth on Schedule 3(a). Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse change or effect on the business, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, since the date of this Agreement, or on the transactions contemplated by this Agreement and the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under this Agreement and the other Transaction Documents.

(b) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes and the reservation for issuance and the issuance of the Conversion Shares have been duly authorized by the Company’s board of directors (“Board”), and no further consent or authorization is required by the Company, its Board or its stockholders (other than the stockholder approval contemplated by Section 7(j)). This Agreement and the other Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c) Issuance of Securities. The issuance of the Notes has been duly authorized and, upon issuance in accordance with the terms of the Transaction Documents, shall be free from all taxes, liens and charges with respect to the issuance thereof. As of the Closing Date, the Company shall have authorized and reserved for issuance a number of shares of Common Stock equal to the number of Conversion Shares (the “Authorized Share Number”) in addition to any shares of Common Stock that the Company may have authorized and reserved for any other purposes. Upon conversion in accordance with the Notes, or issuance pursuant to the terms of the Notes and the Indenture, as applicable, the Conversion Shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of the representations and warranties of the Buyers contained herein and compliance with the covenants set forth herein, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act.

(d) No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes as well as the reservation for issuance and issuance of the Conversion Shares) does not and will not (i) result in a violation of the Company’s Certificate of Incorporation (as defined below) or Bylaws (as defined below), (ii) result in a violation of any certificate of incorporation, certificate of formation, certificate of designation, bylaw or other constituent document of any of the Company’s Subsidiaries, (iii) conflict with, or constitute a default (or an event which with notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iv) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of The NASDAQ Stock Market (the “Principal Market”)) or any other national securities exchange or automated quotation system (an “Eligible Market”) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of clauses (iii) and (iv) above, as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e) Consents. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the other Transaction Documents, in each case in accordance with the terms hereof or thereof, other than (i) filings required by applicable state securities laws, (ii) the filing with the SEC of one or more Registration Statements and the issuance of effectiveness orders with respect thereto in accordance with the requirements of the Registration Rights Agreement, (iii) the filing of any requisite notices and/or application(s) to the Principal Market or Eligible Market, as applicable, for the issuance and sale of the Common Stock and the listing of the Common Stock for trading or quotation, as the case may be, thereon in the time and manner required thereby, (iv) the filings required in accordance with Section 5(i) of this Agreement, (v) those that have been made or obtained prior to the date of this Agreement, and (vi) filings required under the Securities Act or Exchange Act. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date.

(f) Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting individually and solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company, (ii) to the knowledge of the Company, an “affiliate” of the Company or any of its Subsidiaries (as defined in Rule 144) or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the shares of Common Stock (as determined in accordance with Rule 13d-3 of the Exchange Act and the rules and regulations promulgated thereunder). The

Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(g) No General Solicitation; Fees of Placement Agents and Financial Advisors. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim (other than for persons engaged by any Buyer). Except for Rothschild Inc. and Moelis & Company (together, the “Financial Advisors”), the Company has not engaged any placement agent or financial advisor in connection with the sale of the Securities. No Person other than the Financial Advisors is or will be entitled to a broker’s, finder’s, investment banker’s, financial advisor’s or similar fee from the Company, or any of its Subsidiaries or affiliates in connection with this Agreement or any of the transactions contemplated hereby. The aggregate amount of fees to be paid to the Financial Advisors in connection with the sale of the Securities shall be Two Million Five Hundred and Thirty Thousand Dollars ($2,530,000) (such fees, collectively, the “Financial Advisor Fees”), which Financial Advisor Fees shall be paid to the Financial Advisors at the First Closing in accordance with the terms of this Agreement and the Escrow Agreement.

(h) No Integrated Offering. None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would (i) require registration of any of the Securities under the Securities Act, (ii) cause the offering of the Securities to be integrated with other offerings in violation of the Securities Act or (iii) cause the sale and issuance of the Securities to be subject to any stockholder approval requirement, including, without limitation, under the rules and regulations of the Principal Market or of any Eligible Market on which any of the securities of the Company are listed or designated.

(i) Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Notes and under the terms of the

Notes and the Indenture will increase in certain circumstances. The Company further acknowledges that its obligation to issue the Conversion Shares in accordance with this Agreement, the Notes and the Indenture is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other holders of the Company’s securities.

(j) Application of Takeover Protections; Rights Agreement. The Company and its Board have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, “poison pill” (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the State of Delaware which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(k) SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof or prior to the date of the Closing, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein together with the Registration Statement on Form S-4 filed with the SEC on November 9, 2009, as amended and supplemented to the date hereof, are hereinafter collectively referred to as the “SEC Documents”). The Company has delivered to the Buyers or their respective representatives true, correct and complete copies of any SEC Documents that are not available on or through the SEC’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Company’s SEC Documents filed with the SEC through and including the second (2 nd) Business Day prior to the date of this Agreement are referred to herein as the “Recent SEC Documents.”

(l) Absence of Certain Changes. Except as disclosed or described in the Recent SEC Documents, since December 31, 2008, there has been no material adverse change in the business, assets, operations, condition (financial or otherwise), results of operations or prospects of the Company and its Subsidiaries, taken as a whole. The Company has not taken any steps with any governmental agency or authority or any other regulatory or self-regulatory agency or authority to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reasonable basis to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as hereinafter defined). For purposes of this Section 3(l), “Insolvent” means, with respect to any Person (i) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured in the ordinary course, (ii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature in the ordinary course or (iii) such Person has unreasonably small capital with which to conduct the business in which it is engaged, as such business is now conducted. For purposes of the foregoing, the amount of any contingent liability at any time shall be computed as the amount that, in light of all facts and circumstances existing at the time, represents the amount that could reasonably be expected to become an actual liability and the Company shall be entitled to make a reasonable assumption that its existing pension plan deferrals and employee wage concessions (each as disclosed in the Recent SEC Documents will continue for the foreseeable future.

(m) No Undisclosed Events, Liabilities, Developments or Circumstances. As of the date hereof, except for the transactions contemplated hereby, which will be disclosed in the filing of a current report on Form 8-K pursuant to Section 5(i), no event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

(n) Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except for violations which would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect. Without limiting the generality of the foregoing, except as disclosed or described in the Recent SEC Documents, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market or any Eligible Market, as applicable, and has no knowledge of any facts that could reasonably be expected to lead to delisting or suspension of the Common Stock in the foreseeable future (other than that the recent trading price of the Common Stock has been below $1.00). During the two (2) years prior to the date hereof, (i) the Common Stock has been designated for quotation or listed on the Principal Market (or Eligible Market, as applicable), (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market (or Eligible Market, as applicable) (other than as requested by the Company in connection with the dissemination of material information), and (iii) the

Company has received no communication, written or oral, from the SEC or the Principal Market (or Eligible Market, as applicable) regarding the suspension or delisting of the Common Stock from the Principal Market (or Eligible Market, as applicable). The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit that could otherwise reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(o) Foreign Corrupt Practices. During the past five (5) years, neither the Company nor any of its Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries, has, in the course of its, his or her actions for or on behalf of the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(p) Sarbanes-Oxley Act. The Company is in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

(q) Transactions With Affiliates. Except as set forth in the Recent SEC Documents, none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than (i) for ordinary course services as employees, officers or directors and (ii) transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Company than could be obtained on an arm’s-length basis from unrelated third parties), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

(r) Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 120,000,000 shares of Common Stock, of which, as of the date hereof, 96,682,952 shares are issued and outstanding, 404,512 shares are reserved for issuance pursuant to the Company’s employee equity incentive compensation plans and 16,980,361 shares are reserved for issuance pursuant to securities (other than the Notes) exercisable or exchangeable for, or convertible into, shares of Common Stock, and (ii) 5,000,000 shares of preferred stock, par value $1.00 per share, of which, as of the date hereof, 4,345,514 shares are issued and outstanding and designated as Class A Convertible Preferred Stock (the “Class A

Preferred”). All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Upon approval of the matters being voted upon at the meeting of the Company’s stockholders scheduled to be held on February 17, 2010, the par value of the Common Stock shall be $0.01 per share, and, assuming all outstanding shares of Class A Preferred are converted into shares of Common Stock and no shares of Common Stock are issued pursuant to the exercise or vesting of outstanding equity awards and there are no forfeitures of outstanding equity awards after the date hereof, the authorized capital stock of the Company shall consist of (x) 2,000,000,000 shares of Common Stock, which, as of such date, no more than 1,053,912,776 shares shall be issued and outstanding, 404,512 shares shall be reserved for issuance pursuant to the Company’s employee equity incentive compensation plans and 16,980,361 shares shall be reserved for issuance pursuant to securities (other than the Notes) exercisable or exchangeable for, or convertible into, shares of Common Stock, and (y) 5,000,000 shares of preferred stock, par value $1.00 per share, which, as of such date, no shares of preferred stock shall be issued and outstanding. Except as disclosed or described in the Recent SEC Documents: (A) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries; (C) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness in an amount in excess of $5,000,000 (excluding intercompany Indebtedness) of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (D) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, naming the Company or any of its Subsidiaries (other than liens permitted by the Financing Facilities); (E) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement); (F) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (G) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (H) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (I) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed or described in the SEC Documents but not so disclosed or described in the SEC Documents, other than those incurred in the ordinary course of the Company’s or any Subsidiary’s respective businesses or which, individually or in the aggregate, do not or would not be reasonably likely to have a Material Adverse Effect. The Company confirms that it has filed with the SEC true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of

Incorporation”), and the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto.

(s) Indebtedness and Other Contracts. Except as disclosed or described in the Recent SEC Documents, neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness in an amount in excess of $5,000,000 (excluding intercompany Indebtedness), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or would reasonably be expected to have or is expected to have a Material Adverse Effect. Without limiting the foregoing, the Company represents and warrants that it is currently in compliance in all material respects with all provisions of the Financing Facilities and any other material financing documents and, based upon all information currently available to it, the Company has no reason to believe that it will violate or be in default under the Financing Facilities or any other material financing document, whether as a result of the transactions contemplated by the Transaction Documents or otherwise. The Guarantors, collectively, comprise all of the Subsidiaries of the Company who are guarantors of any indebtedness of the Company issued pursuant to any indenture under which the Company is an obligor or of any securities issued by the Company pursuant to an indenture as of the date hereof and as of any Closing Date.

(t) Absence of Litigation. Except as set forth in the Recent SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market (or Eligible Market, as applicable), any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock or any of its Subsidiaries or any of the Company’s or the Company’s Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(u) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged in the same or similar locations, provided that each of the Company and its Subsidiaries may self-insure to the same extent as other companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or each such Subsidiary, as applicable, operates. Except as disclosed or described in the Recent SEC Documents, neither the Company nor any Subsidiary has been refused any insurance coverage which it sought or for which it applied during the last two (2) years. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect; provided, however, that each of the Company and its Subsidiaries may self-insure to the same extent as other companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or each such Subsidiary, as applicable, operates.

(v) Employee Relations. The Company has filed with the SEC all of the collective bargaining agreements to which the Company or any of its Subsidiaries is a party that are material to the Company and its Subsidiaries, taken as a whole. The Recent SEC Documents summarize in all material respects the proportion of the employees of the Company and its Subsidiaries that are represented by a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer of the Company or any of its Subsidiaries (as defined in Rule 501(f) of the Securities Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. No executive officer of the Company, to the knowledge of the Company or any of its Subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability except for any of the foregoing matters that could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, be reasonably likely to result in a Material Adverse Effect.

(w) ERISA Compliance. Except as disclosed or described in the Recent SEC Documents:

(i) No ERISA Event has occurred, and no ERISA Event with respect to any Plan is reasonably expected to occur, that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect.

(ii) There are no pending or, to the knowledge of the Company, threatened, claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan, which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of fiduciary responsibility by the Company, or to the knowledge of the Company, any administrator, trustee or their respective agents, with respect to any Plan, which has resulted or would reasonably be expected to result in a Material Adverse Effect.

For purposes of this Section 3(w), the following capitalized terms shall have the respective meanings set forth below:

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event,” as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Company or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Company or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal of the Company or any of its ERISA Affiliates from any Plan or Multi-employer Plan; or (g) the receipt by the Company or any ERISA Affiliate of any notice, or the receipt by any Multi-employer Plan from the Company or any ERISA Affiliate of any notice, concerning the imposition upon the Company or any of its ERISA Affiliates of Withdrawal Liability or a determination that a Multi-employer Plan is insolvent or in reorganization, within the meaning of Title IV of ERISA.

“Governmental Authority” means any government, state, province or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administration functions of or pertaining to government, or any government authority, agency, department, board, tribunal, commission or instrumentality of the United State of America, any foreign government, any state of the United States of America, or any municipality or other political subdivision thereof, and any court, tribunal or arbitrators of competent jurisdiction, and any governmental or non governmental self regulatory organization, agency or authority.

“Multi-employer Plan” means a “multi-employer plan” as defined in Section 4001(a)(3) of ERISA with respect to which the Company or any of its ERISA Affiliates may have any liability, contingent or otherwise.

“PBGC” means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to the functions thereof or any Governmental Authority of another jurisdiction exercising similar functions in respect of any Plans of the Company or any ERISA Affiliate.

“Plan” means any employee pension benefit plan (other than a Multi-employer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or

Section 302 of ERISA, and in respect of which the Company or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Withdrawal Liability” means liability to a Multi-employer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

(x) Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property, in each case that are owned by them, free and clear of all liens, encumbrances and defects, except such as do not materially affect the value of such property and do not interfere in any material respect with the use made and proposed to be made of such property by the Company and any of its Subsidiaries or are otherwise set forth or described in the Recent SEC Documents. Any real property and facilities that are material to the Company and its Subsidiaries, taken as a whole, held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(y) Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (collectively, “Intellectual Property Rights”) necessary to conduct their respective businesses as currently conducted, except where the failure thereof would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others which would reasonably be expected to result in a Material Adverse Effect. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights which has a reasonable likelihood of adverse determination and such determination would reasonably be expected to result in a Material Adverse Effect. The Company is unaware of any facts or circumstances which could reasonably be expected to give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights, except as determined in their commercially reasonable business judgment.

(z) Environmental Laws. Except as disclosed or described in the Recent SEC Documents, the Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or health and safety matters or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes regulated pursuant to Environmental Laws (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(aa) Subsidiary Rights. Except as disclosed or described in the Recent SEC Documents, the Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

(bb) Tax Status. The Company and each of its Subsidiaries (i) has made or filed all federal, foreign and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject which are now due and for which filing extensions have not been obtained, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as disclosed in the Recent SEC Documents, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(cc) Internal Accounting and Disclosure Controls. The Company and each of its Subsidiaries maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15 under the Exchange Act). The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. During the two (2) years prior to the date hereof, neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant relating to any potential material weakness in any part of the system of internal accounting controls of the Company or any of its Subsidiaries.

(dd) Ranking of Notes. Except as disclosed or described in the Recent SEC Documents, and except for Indebtedness under the Financing Facilities, no Indebtedness of the Company is senior to or ranks pari passu with the Notes in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

(ee) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and has not been so disclosed or that otherwise would reasonably be expected to have a Material Adverse Effect.

(ff) Form S-3 Eligibility. The Company is eligible to register the Notes and the Conversion Shares for resale by the Buyers using a registration statement on Form S-3 promulgated under the Securities Act. The Company has provided the Buyers with a draft of the Registration Statement on Form S-3, which, as of the date hereof, is ready for filing with the SEC and complies in all material respects with the SEC’s rules and regulations.

(gg) Manipulation of Price. The Company has not, and, to its knowledge, no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) except as set forth in the SEC Documents, sold, paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(hh) Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(ii) Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” as defined in, or subject to, the Investment Company Act of 1940, as amended.

(jj) Acknowledgement Regarding Buyers’ Trading Activity. Except as set forth in Section 2(k), the Company understands and acknowledges (i) that none of the Buyers has been asked by the Company or any of its Subsidiaries to agree, nor has any Buyer agreed with the Company or any of its Subsidiaries, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that any Buyer, and counterparties in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iii) that each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Company further understands and acknowledges that (x) one or more Buyers may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding and (y) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement or the Transaction Documents or any of the documents executed in connection herewith or therewith. The Company is not aware of any of the aforementioned hedging and/or trading activities of any of the Buyers. The Company may not be informed of, and will not monitor, any such aforementioned hedging and/or trading activities by any one or more Buyers in the future.

(kk) U.S. Real Property Holding Corporation. The Company is not, has never been, and so long as any Securities remain outstanding, shall not become, a U.S. real property holding corporation within the meaning of Section 897 of the Code, and the Company shall so certify upon any Buyer’s request.

(ll) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”), or to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA or to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA or to regulation by the Federal Reserve.

(mm) No Additional Agreements. Other than confidentiality agreements entered into with each Buyer prior to the date of this Agreement (which shall remain in full force and effect except as expressly set forth therein), the Company does not have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents, other than as specified in the Transaction Documents.

(nn) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their respective agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information, other than the terms of the transactions contemplated hereby. Any material, nonpublic information which has been provided to any of the Buyers shall be publicly disclosed pursuant to Section 5(i). The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyers regarding the Company or any of its Subsidiaries, their business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

4.	REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS.

Each Guarantor, jointly and severally, represents and warrants to each of the Buyers that, as of the date hereof and as of the applicable Closing Date, knowing and intending the Buyers’ reliance hereon:

(a) Organization and Qualification. Each Guarantor is duly organized and validly existing in good standing under the laws of the jurisdiction in which it is incorporated or formed, and has the requisite corporate or other organizational power and authorization to own its properties and to carry on its business as now being conducted. Each Guarantor is duly qualified as a foreign corporation or entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of such Guarantor, or on the transactions contemplated hereby and the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of such Guarantor to perform its obligations under the Transaction Documents.

(b) Authorization; Enforcement; Validity. Each Guarantor has the requisite corporate or organizational power and authority to enter into and perform its obligations under this Agreement and the other the Transaction Documents to which it is a party and to perform its obligations in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the Transaction Documents by each Guarantor and the consummation by each Guarantor of the transactions contemplated hereby and thereby have been duly authorized by such Guarantor’s board of directors or other governing body and no further consent or authorization is required by the Guarantor, its board of directors or other governing body or its stockholders or members. This Agreement and the other Transaction Documents have been duly executed and delivered by each Guarantor, and constitute the legal, valid and binding obligations of each Guarantor, enforceable against each Guarantor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c) No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents by each Guarantor and the consummation by each Guarantor of the transactions contemplated hereby and thereby does not and will not (i) result in a violation of the certificate of incorporation, certificate of formation, certificate of designation, bylaw or other constituent document of such Guarantor, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Guarantor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of any national securities exchange or automated quotation system) applicable to such Guarantor or by which any property or asset of such

Guarantor is bound or affected, except in the case of clauses (ii) and (iii) above, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d) Consents. Each Guarantor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the other Transaction Documents, in each case in accordance with the terms hereof or thereof, other than those that have been made or obtained prior to the date of this Agreement.

(e) Additional Representations. Each Guarantor hereby makes, on behalf of itself only, and not on behalf of any other Subsidiary of the Company, each representation and warranty of the Company set forth in Section 3 hereof that the Company makes with respect to any of its Subsidiaries.

5.	COVENANTS.

(a) Best Efforts. Each Party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6, 7 and 8, as applicable, of this Agreement.

(b) Form D and Blue Sky. The Company shall file a Form D with respect to the Securities as required under Regulation D and shall provide a copy thereof to each Buyer promptly after such filing. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

(c) Reporting Status. Until the earlier of (i) the date on which the Buyers no longer own any Registrable Securities (as such term is defined in the Registration Rights Agreement) and (ii) the date on which the Buyers may sell all of the Conversion Shares without restriction pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations promulgated thereunder would no longer require or otherwise permit such termination, and the Company shall take all actions necessary to maintain its eligibility to register the Conversion Shares for resale by the Buyers on Form S-3. The failure to file a report in a timely manner shall not be deemed to be a breach of this Section 5(c) so long as the Buyers are able to sell their Securities without restriction under an effective registration statement filed with the SEC by the Company.

(d) Use of Proceeds from the First Closing. The Company shall use the proceeds from the sale of the Notes in the First Closing (i) to redeem, retire, defease, repurchase, tender for or otherwise extinguish all of the outstanding 8.5% Notes due April 15, 2010 issued by USFreightways Corporation (the “8.5% Notes”) in accordance with the indenture governing the 8.5% Notes and any other Indebtedness which is required to be retired, defeased, repurchased or otherwise extinguished pursuant to the Financing Facilities, (ii) to pay any expenses in connection with the transactions contemplated hereby (including, without limitation, any fees payable to the Trustee, fees due to the Escrow Agent under the Escrow Agreement, the Financial Advisor Fees and the fees payable to Buyer Counsel hereunder) and (iii) provided that all of the purposes specified in clauses (i) and (ii) above have been met or satisfied, any remaining proceeds from the sale of the Securities may be used by the Company for general corporate purposes.

(e) Use of Proceeds from the Second Closing. The Company shall use the proceeds from the sale of the Notes in the Second Closing solely as follows: (i) if the Second Closing has occurred based upon the satisfaction of the condition set forth in Section 8(m)(ii), the Company shall apply the proceeds from the sale of the Notes in the Second Closing only as follows, and for no other purposes, (x) first, concurrently with the Second Closing, to fund the repurchase on or about August 9, 2010 of all of the Company’s 5.0% Net Share Settled Contingent Convertible Senior Notes due 2023 (the “5% Notes”) subject to repurchase (for the avoidance of doubt, solely with respect to each 5% Note for which its holder has exercised its right to cause the Company to repurchase such holder’s 5% Notes at any time on or prior to August 9, 2010) (collectively, the “5% Notes Put Rights”) pursuant to Section 3.08 of that certain Indenture, dated as of December 31, 2004, among the Company (as successor to Yellow Roadway Corporation), the guarantors party thereto, and Deutsche Bank Trust Company, as trustee, as in effect on the date hereof, and to retire, defease, redeem, repurchase or otherwise extinguish any other security issued by the Company which shall be subject to repurchase or redemption at the option of the holder thereof at any time on or prior to the six-month anniversary of the Second Closing Date, and (y) second, provided that all of the purposes specified in clause (i)(x) immediately above have been met or satisfied in full (or waived by the Buyers), any remaining proceeds from the Second Closing may be used by the Company for general corporate purposes; or (ii) if the Second Closing has occurred based upon the satisfaction of the condition set forth in Section 8(m)(i), the Company shall use all of the proceeds from the Second Closing for general corporate purposes. The Company further acknowledges and agrees that if, in the Buyers’ discretion, all of the conditions set forth in Section 6 and Section 8 hereof have been met or satisfied (or waived by the Buyers), the Company shall be obligated to consummate the Second Closing and, in exchange for payment of the Second Purchase Price, to issue to the Buyers the Notes issuable in connection therewith.

(f) Listing. Subject to the limitations set forth in Section 10.16 of the Indenture, the Company shall secure the listing of all of the Conversion Shares upon the Principal Market or other Eligible Market upon which the Common Stock is then listed (subject to official notice of issuance). The Company shall maintain the Common Stock’s authorization for listing on the Principal Market or Eligible Market, as applicable, from the date hereof through and including the Second Closing Date. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market or Eligible Market, as applicable. The Company shall use commercially reasonable efforts to qualify the Conversion Shares for DTC eligibility and to maintain such eligibility at all times. The Company shall pay all fees and expenses in connection with the fulfillment and satisfaction its obligations under this Section 5(f).

(g) Fees and Expenses. The Company shall reimburse the Buyers or their designee(s) (in addition to any other expense amounts paid to any Buyer prior to the date of this Agreement) for all reasonable out-of-pocket costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including implementation of the transactions contemplated by the Transaction Documents and due diligence in connection therewith) up to a maximum reimbursement of $300,000, which amount shall include up to $250,000 for legal fees and disbursements incurred by Buyer Counsel in connection with the negotiation and documentation of the Transaction Documents and the transactions contemplated thereby, which amount shall be paid to such firm at the First Closing, with any additional legal fees incurred by Buyer Counsel between the First Closing and the Second Closing to be paid at the Second Closing, subject to the aggregate cap on legal fees of Buyer Counsel specified above. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by any Buyer), including, without limitation, the Financial Advisors, relating to or arising out of the transactions contemplated hereby, and the Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment.

(h) Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by an Investor (as defined in the Registration Rights Agreement) in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(f) hereof; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(f) of this Agreement in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

(i) Disclosure of Transactions and Other Material Information. The Company shall, upon the earlier of (A) any public disclosure by the Company of the entry into this Agreement or any other Transaction Document or regarding the transactions contemplated hereby or thereby or (B) 8:30 a.m., New York City time, on the first Business Day after the date of this Agreement: (i) issue a press release (the “Press Release”) reasonably acceptable to counsel to the Buyers disclosing all material terms of the transactions contemplated hereby and (ii) file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act, and attaching the material Transaction Documents (including, without limitation, this Agreement, and any material schedules or annexes to this Agreement, the form of Registration Rights Agreement, the form of Indenture and the form of Note) as exhibits to such filing, and which also shall include the Union Statement (as defined in Section 7(s)) and any material, nonpublic information provided to any of the Buyers (such Current Report on Form 8-K, including all attachments, the “8-K Filing”). From and after the issuance of the 8-K Filing, no Buyer shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and each of their respective officers, directors, employees and agents, not to provide any Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the date hereof, except with the prior written consent of such Buyer. If a Buyer has, or believes it has, received any such material, nonpublic information regarding the Company or any of its Subsidiaries from the Company, any of its Subsidiaries or any of the respective officers, directors, or agents after the date hereof, unless it has requested such information in writing or has received such information in accordance with a written confidentiality agreement with the Company signed by such Buyer, it may provide the Company with written notice thereof. The Company shall, within one (1) Trading Day of receipt of such notice, make public disclosure of such material, nonpublic information. Subject to the foregoing, neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby or by the other Transaction Documents; provided, however, that the Company shall be entitled, without the prior approval of counsel to the Buyers, to make any press release or other public disclosure with respect to such transactions (x) in substantial conformity with the 8-K Filing and contemporaneously therewith and (y) as is required by applicable law and regulations, including the applicable rules and regulations of the Principal Market or Eligible Market, as applicable (provided that in the case of clause (x), counsel to the Buyers shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Except for the 8-K Filing, without the prior written consent of any applicable Buyer, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of such Buyer in any filing, announcement, release or otherwise.

(j) Registration Statement for Registrable Securities. The Company shall file the Registration Statement covering the registration of the resale of the Registrable Securities (as each such term is defined in the Registration Rights Agreement) with the SEC within one (1) Business Day after the execution of this Agreement by all of the Parties hereto.

(k) Additional Registration Statements. Except as may be permitted under the Registration Rights Agreement, the Company will not file a registration statement under the Securities Act relating to securities other than the Securities, except for a registration statement on Form S-8, at any time through and including the Second Closing Date.

(l) Reservation of Shares. From and after the date on which the condition set forth in Section 7(j) has been satisfied, the Company shall take all action necessary to have, at all times, authorized and reserved for the purpose of issuance, a number of shares of Common Stock equal to the Authorized Share Number.

(m) Existing Notes Outstanding. The Company shall use its best efforts to vigorously pursue the removal of the repurchase (“put”) rights at the option of the holders remaining with respect to the Company’s outstanding 5% Notes and the Company’s outstanding 3.375% Net Share Settled Contingent Convertible Senior Notes due November 25, 2023 until the earlier of such time as the Company has been successful in achieving such removal or is required under the timeline of its bank lenders to retire the 5% Notes.

(n) Reverse Stock Split. The Company shall not implement a reverse stock split with respect to the Common Stock for a period of at least sixty (60) days following the First Closing Date.

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL, AND THE GUARANTORS’ OBLIGATION TO GUARANTEE, THE NOTES.

The obligation of the Company hereunder to issue and sell the Notes to each Buyer at the applicable Closing, and the Guarantors’ obligations to guarantee the Notes, are subject to the satisfaction, at or before each of the First Closing Date and the Second Closing Date (except for Section 6(d), which only shall be a condition to the First Closing), of each of the following conditions, provided that these conditions are for the sole benefit of the Company and the Guarantors and may be waived by the Company and the Guarantors at any time in their sole discretion by providing each Buyer with prior written notice thereof:

(a) Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company and the Guarantors.

(b) The Escrow Agent on behalf of each Buyer shall have delivered to the Company the Purchase Price for the Notes being purchased by such Buyer at the applicable Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company in accordance with the Escrow Agreement.

(c) The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

(d) With respect to the First Closing only, the Company shall have obtained all governmental, regulatory (including the approval of the Principal Market) and third party consents and approvals, if any, necessary for the consummation of the First Closing and the Second Closing and all of the transactions contemplated by the Transaction Documents, including, without limitation, the sale of the Notes and the issuance of the Conversion Shares.

7.	CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE THE NOTES AT THE FIRST CLOSING.

The obligation of each Buyer hereunder to purchase the Notes at the First Closing is subject to the satisfaction, at or before the First Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) The Company shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party, including, without limitation, the Notes

(allocated in such principal amounts as such Buyer shall request) being purchased by such Buyer at the First Closing.

(b) Each Guarantor shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party, including, without limitation, the Guarantees.

(c) Such Buyer shall have received the opinion of Kirkland & Ellis LLP, the Company’s outside counsel, dated as of the First Closing Date, in substantially the form of Exhibit E attached hereto.

(d) The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation, as certified by the Secretary of State of the State of Delaware, within five (5) days of the First Closing Date.

(e) Each Guarantor shall have delivered to such Buyer a certified copy of its certificate of incorporation or other organizational documents, as certified by the Secretary of State (or comparable office) of such Guarantor’s jurisdiction of incorporation or formation, within five (5) days of the First Closing Date.

(f) The Company shall have delivered to such Buyer a certificate, substantially in the form attached hereto as Exhibit F, executed by the Secretary of the Company and dated as of the First Closing Date, (i) certifying as to (a) resolutions of the Board approving this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (b) the Certificate of Incorporation and the Bylaws (in the case of the certificate of incorporation, certified by the Secretary of State of the State Delaware within five (5) days prior to the First Closing Date) and any other governing documents of the Company, as amended, and (c) a certificate evidencing the good standing of the Company and each of its Significant Subsidiaries (other than the Guarantors) in the state of incorporation or organization of each such entity, issued by the Secretary of State (or comparable office) of such state of incorporation or organization as of a date within five (5) days of the First Closing Date; and (ii) setting forth an incumbency certificate with respect to all officers of the Company executing this Agreement, the other Transaction Documents and/or any instrument or document contemplated hereby or thereby.

(g) Each Guarantor shall have delivered to such Buyer a certificate, substantially in the form attached hereto as Exhibit F, executed by the Secretary of such Guarantor and dated as of the First Closing Date, (i) certifying as to (a) resolutions of such Guarantor’s board of directors or other governing body approving this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (b) the certificate of incorporation and bylaws or other constituent documents of such Guarantor (certified, as appropriate, by the Secretary of State (or comparable office) of such Guarantor’s jurisdiction of incorporation or formation within five (5) days prior to the First Closing Date) and any other governing documents of such Guarantor, as amended, and (c) a certificate evidencing the good standing of such Guarantor in the state of incorporation or organization of such Guarantor, issued by the Secretary of State (or comparable office) of such state of incorporation or organization as of a date within five (5) days of the First Closing Date; and (ii) setting forth an incumbency certificate with respect to all officers of the Guarantor executing this Agreement, the other Transaction Documents and/or any instrument or document contemplated hereby or thereby.

(h) The representations and warranties of the Company shall be true and correct in all material respects (except for any representations or warranties already qualified by materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the First Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the First Closing Date. Such Buyer shall have received a certificate, substantially in the form attached hereto as Exhibit G, executed by the Chief Executive Officer or Chief Financial Officer of the Company and dated as of the First Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer.

(i) The representations and warranties of each Guarantor shall be true and correct in all material respects (except for any representations or warranties already qualified by materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the First Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and each Guarantor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Guarantor at or prior to the First Closing Date. Such Buyer shall have received a certificate, substantially in the form attached hereto as Exhibit G, executed by an authorized officer of each Guarantor and dated as of the First Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer.

(j) The stockholders of the Company shall have approved the increase in the number of authorized shares of capital stock of the Company from 125,000,000 shares to 2,005,000,000 shares, of which 5,000,000 shares shall be preferred stock, par value $1.00 per share, and 2,000,000,000 shares shall be Common Stock (the par value of the Common Stock will also have been changed from $1.00 to $0.01 per share in connection with this increase in authorized shares).

(k) The Principal Market shall have confirmed that the issuance of the Notes and the Conversion Shares will not require the vote of any shareholders of the Company and shall have approved the supplemental listing application with respect to the Conversion Shares (subject to the limitations set forth in Section 10.16 of the Indenture).

(l) The Common Stock (i) shall be designated for quotation or listed on the Principal Market and (ii) shall not have been suspended, as of the First Closing Date, by the SEC or the Principal Market from trading on the Principal Market.

(m) The number of shares of Common Stock issued and outstanding as of the First Closing Date must be equal to or exceed 1,014,000,000.

(n) The Company shall have delivered to the Buyers a reasonably detailed computation of all of the shares of Common Stock issued and outstanding as of the First Closing Date, including reasonable factual support for such computation.

(o) The Company shall have filed the Registration Statement covering the registration of the Registrable Securities (as each such term is defined in the Registration Rights Agreement) with the SEC in accordance with the terms of this Agreement.

(p) The Company shall have obtained all governmental, regulatory (including the Principal Market) and third party consents and approvals, if any, necessary for the sale of the Notes and the issuance of the Conversion Shares.

(q) The requisite lenders and agents party to the Financing Facilities shall have consented to and approved the transactions contemplated hereby and by the other Transaction Documents, including, without limitation, the issuance of the Notes and the retirement of certain indebtedness of the Company as set forth in Sections 5(d) and 5(e) hereof.

(r) The Company shall be in compliance with all provisions of the Financing Facilities and any other financing documents material to the Company and its Subsidiaries, taken as a whole.

(s) The Company shall have delivered to the Buyers an authorized statement from, or press release issued by, the International Brotherhood of Teamsters indicating that the unions represented by the International Brotherhood of Teamsters intend to cooperate with the Company to accomplish further operating improvements (such statement or press release, the “Union Statement”), and such statement or other communication shall have been disclosed by the Company on a Current Report on Form 8-K.

(t) The Issuer Parties shall have caused the Trustee to execute and deliver the Indenture, with the limitation on the issuance of Conversion Shares set forth in Section 10.16 of the Indenture to be equal to the difference obtained by subtracting (i) one (1) share of Common Stock from (ii) the number of shares of Common Stock constituting twenty percent (20%) of the shares of Common Stock issued and outstanding as of the First Closing Date, as reflected in the computation of the shares of Common Stock outstanding delivered pursuant to Section 7(n).

(u) The Company shall not have implemented a reverse stock split with respect to the Common Stock at any time on or prior to the First Closing Date.

(v) The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

8.	CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE THE NOTES AT THE SECOND CLOSING.

The obligation of each Buyer hereunder to purchase the Notes at the Second Closing is subject to the satisfaction, at or before the Second Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) The Company shall have duly executed and delivered to such Buyer the Supplemental Indenture and the Notes (allocated in such principal amounts as such Buyer shall request) being purchased by such Buyer at the Second Closing.

(b) Each Guarantor shall have duly executed and delivered to such Buyer the Guarantees.

(c) Such Buyer shall have received the opinion of Kirkland & Ellis LLP, the Company’s outside counsel, dated as of the Second Closing Date, in substantially the form of Exhibit E attached hereto.

(d) The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation, as certified by the Secretary of State of the State of Delaware, within five (5) days of the Second Closing Date to the extent that such Certificate of Incorporation has been amended, supplemented or modified in any manner since the First Closing Date.

(e) Each Guarantor shall have delivered to such Buyer a certified copy of its certificate of incorporation or other organizational documents, as certified by the Secretary of State (or comparable office) of such Guarantor’s jurisdiction of incorporation or formation, within five (5) days of the Second Closing Date to the extent that such Certificate of Incorporation has been amended, supplemented or modified in any manner since the First Closing Date.

(f) The Company shall have delivered to such Buyer a certificate, substantially in the form attached hereto as Exhibit F, executed by the Secretary of the Company and dated as of the Second Closing Date, (i) certifying as to (a) resolutions of the Board approving this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (b) the Certificate of Incorporation and the Bylaws (in the case of the certificate of incorporation, certified by the Secretary of State of the State Delaware within five (5) days prior to the Second Closing Date) and any other governing documents of the Company, as amended, and (c) a certificate evidencing the good standing of the Company and each of its Significant Subsidiaries (other than the Guarantors) in the state of incorporation or organization of each such entity, issued by the Secretary of State (or comparable office) of such state of incorporation or organization as of a date within five (5) days of the Second Closing Date; and (ii) setting forth an incumbency certificate with respect to all officers of the Company executing this Agreement, the other Transaction Documents and/or any instrument or document contemplated hereby or thereby.

(g) Each Guarantor shall have delivered to such Buyer a certificate, substantially in the form attached hereto as Exhibit F, executed by the Secretary of such

Guarantor and dated as of the Second Closing Date, (i) certifying as to (a) resolutions of such Guarantor’s board of directors or other governing body approving this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (b) the certificate of incorporation and bylaws or other constituent documents of such Guarantor (certified, as appropriate, by the Secretary of State (or comparable office) of such Guarantor’s jurisdiction of incorporation or formation within five (5) days prior to the Second Closing Date) and any other governing documents of such Guarantor, as amended, and (c) a certificate evidencing the good standing of such Guarantor in the state of incorporation or organization of such Guarantor, issued by the Secretary of State (or comparable office) of such state of incorporation or organization as of a date within five (5) days of the Second Closing Date; and (ii) setting forth an incumbency certificate with respect to all officers of the Guarantor executing this Agreement, the other Transaction Documents and/or any instrument or document contemplated hereby or thereby.

(h) The representations and warranties of the Company shall be true and correct in all material respects (except for any representations or warranties already qualified by materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Second Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Second Closing Date. Such Buyer shall have received a certificate, substantially in the form attached hereto as Exhibit G, executed by the Chief Executive Officer or Chief Financial Officer of the Company and dated as of the Second Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer.

(i) The representations and warranties of each Guarantor shall be true and correct in all material respects (except for any representations or warranties already qualified by materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Second Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and each Guarantor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Guarantor at or prior to the Second Closing Date. Such Buyer shall have received a certificate, substantially in the form attached hereto as Exhibit G, executed by an authorized officer of each Guarantor and dated as of the Second Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer.

(j) The Common Stock (i) shall be designated for quotation or listed on the Principal Market or Eligible Market, as applicable, and (ii) shall not have been suspended, as of the Second Closing Date, by the SEC or the Principal Market (or Eligible Market, as applicable) from trading on the Principal Market (or Eligible Market, as applicable).

(k) The Company shall have filed the Registration Statement covering the registration of the Registrable Securities (as each such term is defined in the Registration Rights

Agreement) with the SEC in accordance with the terms of this Agreement, and the Company shall not be in material breach under the Registration Rights Agreement.

(l) The Company shall be in compliance with all provisions of the Financing Facilities and any other material financing documents.

(m) Either (i) a supplemental indenture to the 5% Notes Indenture shall have been duly authorized, executed and delivered by the parties thereto and, if necessary, consented to or approved by the requisite holders of the 5% Notes as provided in the 5% Notes Indenture, which supplemental indenture shall provide for the termination or extinguishment of all of the 5% Notes Put Rights; or (ii) the events specified in clause (i) above shall not have occurred on or on or prior to July 30, 2010.

(n) The Issuer Parties shall have caused the Trustee to execute and deliver the Supplemental Indenture.

(o) The First Closing shall have occurred and the Issuer Parties shall have satisfied in full all of the conditions set forth in Section 7 with respect to the First Closing.

(p) No Bankruptcy Event shall have occurred.

(q) The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

9.	TERMINATION.

(a) The Buyers may (but shall not be required to) terminate this Agreement in the event that the First Closing shall not have occurred on or before the earlier of (i) the date that is five (5) Business Days after the conditions to Closing set forth in Sections 6 and 7 above have been satisfied (or any unsatisfied conditions set forth in such Sections have been waived, as provided herein) and (ii) March 10, 2010.

(b) The Buyers may (but shall not be required to) terminate this Agreement in the event that the Second Closing shall not have occurred on or before the earlier of (i) the date that is five (5) Business Days after the conditions to Closing set forth in Sections 6(a), 6(b) and 6(c) and Section 8 above have been satisfied (or any unsatisfied conditions set forth in such Sections have been waived, as provided herein) and (ii) August 15, 2010.

(c) The Buyers may (but shall not be required to) terminate this Agreement in the event that the Buyers have determined, in their reasonable discretion, that one or more conditions or events has occurred, or is not reasonably expected to occur in the period of time required, as the case may be, such that would prevent or preclude a condition set forth in Section 8 to be satisfied prior to August 15, 2010; provided that the Buyers first shall have provided the Company with at least ten (10) days’ written notice of the occurrence or non-occurrence of such event or condition, and the Company either has not been able to cure or cause such event or condition or otherwise reasonably demonstrate that the Second Closing can be completed

(without waivers from the Buyers), or has admitted that the Second Closing cannot be completed.

(d) The Buyers may (but shall not be required to) terminate this Agreement upon the occurrence of a Bankruptcy Event (as hereinafter defined). A “Bankruptcy Event” shall mean: (i) commencement of an involuntary case or other proceeding against the Company or any of its Subsidiaries (each, a “Bankruptcy Party”) that seeks liquidation, reorganization or other relief with respect to it or its debts or other liabilities under any bankruptcy, insolvency or other similar law now or hereafter in effect (“Bankruptcy Laws”) or seeks the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any of its property; (ii) commencement by a Bankruptcy Party of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts or other liabilities under any Bankruptcy Laws or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or any of its property, or the consent by a Bankruptcy Party to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or the making by a Bankruptcy Party of a general assignment for the benefit of creditors, or the failure by a Bankruptcy Party, or the admission by a Bankruptcy Party in writing of its inability, to pay its debts generally as they become due, or any action by a Bankruptcy Party to authorize or effect any of the foregoing; or (iii) any Bankruptcy Party enters into negotiations with one or more of its creditors (or any representative thereof) with respect to a “prepackaged bankruptcy” or similar plan.

In addition to any remedies to which the Buyers may be entitled under Section 10(m), if this Agreement terminates pursuant to this Section 9 for any reason other than a breach of the representations and warranties of the Buyers set forth herein, the Issuer Parties shall be obligated to reimburse the Buyers for the expenses described in Section 5(g) above (including, without limitation, legal fees and disbursements incurred by Buyer Counsel) and for any fees due to the Escrow Agent under the Escrow Agreement, and the Buyers shall be entitled to direct the Escrow Agent to return any remaining Escrow Amount to the Buyers.

10.	MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(e) Entire Agreement; Amendments. This Agreement (including the recitals, annexes, exhibits and schedules hereto) and the other Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least a majority of the aggregate number of Registrable Securities issued and issuable hereunder and under the Notes, and any amendment to this Agreement made in conformity with the provisions of this Section 10(e) shall be binding on all Buyers and holders of Securities as applicable. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the applicable Securities then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents or the holders of the Notes, as the case may be. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise.

(f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company or to a Guarantor, to:

YRC Worldwide Inc. 10990 Roe Avenue Overland Park, Kansas 66211
Telephone: Facsimile: Attention:	(913) 696-6100 (913) 696-6116 Daniel J. Churay
Executive Vice President, General Counsel and Secretary

With a copy to (for information purposes only):

Kirkland & Ellis LLP 300 North LaSalle Street Chicago, Illinois 60654
Telephone: Facsimile: Attention:	(312) 862-2232 (312) 862-2200 Dennis M. Myers, P.C.

If to a Buyer:

To its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth in Column (5) of the Schedule of Buyers.

In each case, with a copy to (for informational purposes only):

Lowenstein Sandler PC 1251 Avenue of the Americas New York, New York 10020
Telephone:	(212) 262-6700
Facsimile: Attention:	(212) 262-7402 Steven E. Siesser, Esq.

or to such other address, facsimile number and/or email address to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes pursuant to this Agreement. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the aggregate number of Registrable Securities issued and issuable hereunder and under the Notes. A Buyer may assign some or all of its rights hereunder to an Affiliate of such Buyer without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

(h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i) Survival. Unless this Agreement is terminated under Section 9, the representations and warranties of the Company, the Buyers and the Guarantors contained in Sections 2, 3 and 4, and the agreements and covenants set forth in Section 5, shall survive the Closing and the delivery and conversion of Securities, as applicable, and shall terminate as to each Buyer once such Buyer ceases to own any Securities. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby.

(k) Indemnification. In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents, attorneys or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this

Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (iii) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting (x) from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (y) from any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (z) solely from the status of such Buyer or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 10(k) shall be the same as those set forth in Section 5 of the Registration Rights Agreement.

(l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m) Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, each Issuer Party recognizes that in the event that it fails to perform, observe or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. Each Issuer Party therefore agrees that the Buyers shall be entitled to temporary and permanent injunctive relief in any such case, including specific performance, without the necessity of proving actual damages and without posting a bond or other security, and that the Issuer Parties shall pay or reimburse the Buyers for all costs and expenses, including reasonable attorneys’ fees, incurred by the Buyers (or their agents or representatives) in connection therewith. In particular, the Issuer Parties acknowledge and agree that the Company’s failure to issue the Notes in the Second Closing will cause irreparable harm to the Buyers and entitle the Buyers to enforce their right of specific performance. Each Issuer Party further acknowledges and agrees that the terms and conditions of this Section 10(m) are a material inducement to the Buyers’ agreement to enter into this Agreement and the other

Transaction Documents and to agree to the “dual-closing” financing structure described in Section 1 hereof.

(n) Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and the Company acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group, and the Company will not assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that the Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges and each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Company, each Buyer and each Guarantor has caused its respective signature page to this Note Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

YRC WORLDWIDE INC.

By:
Name:
Title:

[Signature Pages to Note Purchase Agreement]

IN WITNESS WHEREOF, the Company, each Buyer and each Guarantor has caused its respective signature page to this Note Purchase Agreement to be duly executed as of the date first written above.

BUYER:

ARISTEIA MASTER, L.P.

By:	Aristeia Capital, L.L.C., its Investment Manager

By:
Name:
Title:

By:
Name:
Title:

[Signature Pages to Note Purchase Agreement]

IN WITNESS WHEREOF, the Company, each Buyer and each Guarantor has caused its respective signature page to this Note Purchase Agreement to be duly executed as of the date first written above.

BUYER:

INVESTCORP SILVERBACK ARBITRAGE MASTER FUND LIMITED

By:	Silverback Asset Management, LLC, its Investment Manager

By:
Name:
Title:

BUYER:

INVESTCORP SILVERBACK OPPORTUNISTIC CONVERTIBLE MASTER FUND LIMITED

By:	Silverback Asset Management, LLC, its Investment Manager

By:
Name:
Title:

[Signature Pages to Note Purchase Agreement]

IN WITNESS WHEREOF, the Company, each Buyer and each Guarantor has caused its respective signature page to this Note Purchase Agreement to be duly executed as of the date first written above.

BUYER:

ALDEN GLOBAL DISTRESSED OPPORTUNITIES FUND, L.P.

By:	Alden Global Distressed Opportunities Fund GP, LLC, its General Partner

By:
Name:
Title:

[Signature Pages to Note Purchase Agreement]

IN WITNESS WHEREOF, the Company, each Buyer and each Guarantor has caused its respective signature page to this Note Purchase Agreement to be duly executed as of the date first written above.

GUARANTORS:

GLOBE.COM LINES, INC.

By:
Name:
Title:

IMUA HANDLING CORPORATION

By:
Name:
Title:

ROADWAY LLC

By:
Name:
Title:

ROADWAY NEXT DAY CORPORATION

By:
Name:
Title:

USF GLEN MOORE INC.

By:
Name:
Title:

[Signature Pages to Note Purchase Agreement]

USF HOLLAND INC.

By:
Name:
Title:

USF REDDAWAY INC.

By:
Name:
Title:

USF SALES CORPORATION

By:
Name:
Title:

YRC ENTERPRISE SERVICES, INC.

By:
Name:
Title:

YRC INC.

By:
Name:
Title:

[Signature Pages to Note Purchase Agreement]

YRC LOGISTICS GLOBAL, LLC

By:
Name:
Title:

YRC LOGISTICS, INC.

By:
Name:
Title:

YRC LOGISTICS SERVICES, INC.

By:
Name:
Title:

YRC REGIONAL TRANSPORTATION, INC.

By:
Name:
Title:

[Signature Pages to Note Purchase Agreement]

Annex II

SCHEDULE OF GUARANTORS

Globe.com Lines, Inc., a Delaware corporation

YRC Inc., a Delaware corporation

YRC Logistics, Inc., a Delaware corporation

YRC Logistics Global, LLC, a Delaware limited liability company

Roadway LLC, a Delaware limited liability company

Roadway Next Day Corporation, a Pennsylvania corporation

YRC Enterprise Services, Inc., a Delaware corporation

YRC Regional Transportation, Inc., a Delaware corporation

USF Sales Corporation, a Delaware corporation

USF Holland Inc., a Michigan corporation

USF Reddaway Inc., an Oregon corporation

USF Glen Moore Inc., a Pennsylvania corporation

YRC Logistics Services, Inc. an Illinois corporation

IMUA Handling Corporation, a Hawaii corporation

Schedule 3(a)

The information set forth in the Recent SEC Documents is supplemented with the following information:

New Subsidiaries

1105481 Ontario, Inc. – Canadian company, whose parent is YRC Worldwide Inc.

YRC Logistics Vietnam Limited – British Virgin Islands company, whose parent is YRC Logistics Asia Limited

YRC (Shanghai) Management Consulting Co, Ltd – Chinese company, whose parent is YRC Logistics Asia Limited

Eliminated Subsidiaries

Reimer Express Driver Training Institute Inc., which amalgamated with its parent Reimer Express Lines Ltd.

YRC Enterprise Solutions Group Inc. and YRC Worldwide Technologies, Inc., which were merged with and into YRC North American Transportation, Inc., which subsequently changed its name to YRC Enterprise Services, Inc.

EXHIBITS

Exhibit A	Form of Note
Exhibit B	Form of Indenture
Exhibit C	Form of Escrow Agreement
Exhibit D	Registration Rights Agreement
Exhibit E	Form of Opinion of Kirkland & Ellis LLP
Exhibit F	Form of Secretary’s Certificate
Exhibit G	Form of Officer’s Certificate